SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      November 7, 2000 (November 3, 2000)
                Date of Report (Date of earliest event reported)

                                PREDICT IT, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                           0-28263                  84-1433978
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                               268 W. 44th Street
                            New York, New York 10036

                         (Address of principal executive
                           offices including zip code)

                                 (212) 217-1200

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On November 3, 2000, the Registrant issued a press release (the "Press Release") stating that it had ceased negotiations regarding its proposed merger with Hollywood Stock Exchange and had reduced its staff from 30 full-time employees to four. A copy of the Press Release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The Registrant further disclosed in the Press Release that it is currently exploring alternatives, including raising additional financing, and/or a sale of the Registrant or certain of its assets. There can be no assurance that the Registrant will be successful in its pursuit of any of these alternatives. If additional funds cannot be raised or a sale does not occur, the Registrant will be required to consider alternative courses of action, including, without limitation, winding down the operations of the Registrant or filing a voluntary petition to seek protection under the bankruptcy laws.

Item 7. Financial Statements and Exhibits

            (c)      Exhibits

                     99.1 Press Release dated November 3, 2000


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PREDICT IT, INC.
                                             (Registrant)


Dated       November 7, 2000              By:    /s/   Andrew   P.   Merkatz
                                                 ----------------------------
                                          Name:  Andrew P. Merkatz
                                          Title: President


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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
------                                  -----------

99.1                                    Press Release dated November 3, 2000